UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 3, 2022

Williams Industrial Services Group Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-16501	73-1541378
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

100 Crescent Centre Parkway, Suite 1240

Tucker, Georgia 30084

(Address of Principal Executive Offices, Zip Code)

Registrant’s telephone number, including area code: 770-879-4400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.01 per share	WLMS	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company                 ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02	Results of Operations and Financial Condition.

On February 7, 2022, Williams Industrial Services Group Inc. (the “Company”) issued a press release providing, among other information, information relating to developments in its customer contracts and backlog. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information in this Item 2.02, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, regardless of the general incorporation language contained in such filing. Without limiting the generality of the foregoing, the text of the press release set forth under the heading entitled “Forward-looking Statement Disclaimer” is incorporated by reference into this Item 2.02.

Item 5.08	Shareholder Director Nominations.

On February 3, 2022, the Company’s Board of Directors (the “Board”) determined that the Company’s next Annual Meeting of Stockholders (the “Annual Meeting”) will be held on Thursday, May 12, 2022. The record date for the determination of stockholders entitled to receive notice of, and vote at, the Annual Meeting shall be the close of business on Wednesday, March 16, 2022.

Because the date of the Annual Meeting is more than 30 days prior to the anniversary date of the 2021 Annual Meeting of Stockholders (the “2021 Annual Meeting”), the Company is informing its stockholders of the revised deadlines for the submission of stockholder proposals. Stockholder proposals intended to be considered for inclusion in the Company’s proxy statement and form of proxy for presentation at the Annual Meeting must comply with Rule 14a-8 of the Exchange Act (“Rule 14a-8”). Any stockholder proposal to be considered for inclusion in the Company’s proxy materials for the Annual Meeting must be received at the Company’s principal executive offices by Friday, February 18, 2022, which the Company has determined is a reasonable time before it begins to print and send the proxy materials. Such stockholder proposals must also comply with the other requirements of Rule 14a-8. The submission of a stockholder proposal does not guarantee that it will be included in the Company’s proxy materials.

Stockholders wishing to submit proposals for the Annual Meeting outside the process of Rule 14a-8 or nominate individuals to the Board are required to comply with the advance notice and other provisions of the Company’s Fourth Amended and Restated Bylaws. Since the date of the Annual Meeting is more than 30 days prior to the anniversary date of the 2021 Annual Meeting, to be timely, a notice by the stockholder must be delivered to the Secretary of the Company at the address set forth below not later than the close of business on Friday, February 18, 2022. Any such proposals or nominations must be in proper form and delivered to the following address: Attn: Secretary, Williams Industrial Services Group Inc, 100 Crescent Centre Parkway, Suite 1240, Tucker, Georgia 30084. To be in proper form, a stockholder proposal, including any director nomination, must include all of the information required for such proposal or nomination by the Company’s Fourth Amended and Restated Bylaws.

Item 9.01	Financial Statements and Exhibits.

Exhibit Number	Description

99.1	Press Release, dated February 7, 2022.

104	Cover Page Interactive Data File (formatted as inline XBRL and contained in Exhibit 101).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 8, 2022	Williams Industrial Services Group Inc.

	By:	/s/ Charles E. Wheelock
Charles E. Wheelock
Senior Vice President, Chief Administrative Officer, General Counsel & Secretary